Exhibit 99.1

Annual Shareholders’ Meeting May 21, 2026

ANNUAL MEETING OF SHAREHOLDERS I. Introduction – Robert A. Bull, Chairman II. Call to Order III. Welcome IV. Ascertain Presence of a Quorum – David R. Saracino, Secretary V. Proposal No. 1 – Election of Directors VI. Proposal No. 2 – Ratification of Independent Auditors VII. Proposal No. 3 – Advisory Vote on Executive Compensation VIII. Management Presentations I. Robert A Bull, Chairman II. Stacy Gordner III. Jack W. Jones IX. Questions X. Results of Voting XI. Closing Comment/Adjournment

First Keystone Corporation Board of Directors ROBERT A. BULL CHAIRMAN JOHN E. ARNDT VICE CHAIRMAN D. MATTHEW BOWER WHITNEY B. HOLLOWAY JACK W. JONES MICHAEL L. JEZEWSKI NANCY J. MARR WILLIAM E. RINEHART DAVID R. SARACINO SECRETARY ELAINE A. WOODLAND

First Keystone Corporation Director Emeritus JEROME F. FABIAN

Robert A Bull Chairman of the Board This presentation contains certain forward-looking statements, which are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, and reflect management’s beliefs and expectations based on information currently available. These forward-looking statements are inherently subject to significant risks and uncertainties, including changes in general economic and financial market conditions, the Corporation’s ability to effectively carry out its business plans and changes in regulatory or legislative requirements. Other factors that could cause or contribute to such differences are changes in competitive conditions and pending or threatened litigation. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

Stacy Gordner Senior Vice President, Chief Financial Officer This presentation contains certain forward-looking statements, which are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, and reflect management’s beliefs and expectations based on information currently available. These forward-looking statements are inherently subject to significant risks and uncertainties, including changes in general economic and financial market conditions, the Corporation’s ability to effectively carry out its business plans and changes in regulatory or legislative requirements. Other factors that could cause or contribute to such differences are changes in competitive conditions and pending or threatened litigation. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

$200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 2021 2022 2023 2024 2025 $736,839 $807,169 $873,677 $921,848 $957,801 $413,805 $419,164 $358,243 $417,080 $401,266 Loans Investments Average Loan and Investment Balances (amounts in thousands)

2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 2021 2022 2023 2024 2025 4.49% 4.41% 4.90% 5.55% 5.98% 2.61% 3.02% 4.02% 4.75% 4.40% Loan Yields Investment Yields Loan and Investment Yields (tax equivalent)

$- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 2021 2022 2023 2024 2025 $807,970 $794,742 $746,747 $800,476 $892,869 $89,918 $141,450 $230,991 $300,020 $263,731 Average Interest Bearing Deposits Average Borrowings Average Interest-Bearing Deposits and Borrowings (amounts in thousands)

0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2021 2022 2023 2024 2025 0.39% 0.66% 2.29% 3.16% 3.08% 2.23% 2.58% 4.66% 4.62% 4.57% Deposits Borrowings Liability Costs | Deposit and Borrowing Costs

1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2021 2022 2023 2024 2025 3.08% 2.96% 1.79% 1.74% 2.04% 3.22% 3.19% 2.38% 2.40% 2.66% Net Interest Spread Net Interest Margin Net Interest Spread and Net Interest Margin (tax equivalent)

Jack Jones This presentation contains certain forward-looking statements, which are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, and reflect management’s beliefs and expectations based on information currently available. These forward-looking statements are inherently subject to significant risks and uncertainties, including changes in general economic and financial market conditions, the Corporation’s ability to effectively carry out its business plans and changes in regulatory or legislative requirements. Other factors that could cause or contribute to such differences are changes in competitive conditions and pending or threatened litigation. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially. President and CEO

Introduction Year Complete: Thank You!  Thank you shareholders, board members, customers and most importantly employees for welcoming and trusting me to lead First Keystone Community Bank. 2025 Highlights  Stacy Gordner promoted to Chief Financial Officer  Last year at this time she was interim, and she has clearly showed over this past year why she deserved the interim tag removed. Congratulations Stacy well deserved.  Michelle Karas hired as our Chief Operations Officer.  Shelley comes with over 30 years of banking experience, and she has done just about everything in banking- marketing, data officer, retail and bank operations. She is from Bloomsburg she knows many of our customers and our markets.

Kicked off Home Equity Line of Credit Promotion  Implemented twice a year  Generated 140 line of credit loans  About $12.5 million of originations Mortgage Department  Entered a relationship with FHLB/PHFA  Will add to our existing portfolio Commercial Lending  Continue to be a leader in our markets  Our Lenders are not bankers they are relationship builders as we continue to gather deposit accounts with our commercial loans

Retail Banking  Successfully started to convert our debit cards to contactless  Established online checking and savings account opening  New Retail loan system will be operational in August Deposit Growth  As Stacy mentioned, we were able to continue a stable deposit growth which saw growth in both our core deposits and CDs.  Marketing  The change in direction of marketing from paper advertisements to a direct mail and social media was successful. Using Billboards in select markets featuring employees was a move that has helped establish our employees as leaders in the communities.

Trust Department  Planning your future or looking out for loved ones, our Trust department provides essential services  Trust or Estate Services  401K or IRA opportunities  Custodial Accounts  Power of Attorney

Future of First Keystone Community Bank To remain an independent community bank Grow the bank in a safe, sound and profitable manner To continue to enhance our franchise and shareholder value  Offer competitive deposit and loan rates  Monitor margins  Grow and diversify our loan portfolio  Increase Core Deposits  Continue to find funding methods  Remain well capitalized

Future of First Keystone Community Bank  Our Success will evolve because of the core values instilled in our employees and board members  Profitability and growth are primary and competing goals. Encouraging efficiencies throughout the Bank, although needed, can sometimes be challenging. These efficiencies need to be thought out, teams encouraged to have input and communicated to be effective. When team members buy in profitability thrives.

Keys to our Success are expressed in our Mission Statement First Keystone Corporation and First Keystone Community Bank will be the independent financial services provider of choice to its customers and communities that it serves by providing quality, cost effective, customer focused financial services and products through our dedicated bankers and technology. By doing so, we will enhance our value to our shareholders through sustainable profits and dividends. First Keystone Corporation and First Keystone Community Bank recognize and value the contribution of our employees. To them, we pledge to provide opportunity for a high level of job satisfaction and an equitable exchange for their services.

Commitment to You  For 167 years, we have been committed to listening to our customers and Shareholders  That commitment remains true today, and will remain into the future  We remain well-capitalized and compare favorably to all regulatory ratios.  We are now looked at as financial advisors, community leaders, and trusted friends, all of which we have developed through relationships established through First Keystone Community Bank.

Commitment to You The Board of Directors, management and the entire staff are firmly focused on increasing value for our customers, our communities and our shareholders. Thank you for your confidence and continued support!

Thank you for attending our May 21, 2026 Annual Shareholders’ Meeting!